COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

VEL II ACCOUNT

Supplement dated October 10, 2013 to the Statement of Additional Information dated May 1, 2013 for Vari-Exceptional Life ‘93 Policies

This Supplement contains important information you should know about your Policy’s Statement of Additional Information.

The following information amends the Statement of Additional Information for your Policy.  The first paragraph under “Underwriters and Distribution” is amended to read in its entirety as follows:

Effective May 1, 2008, Epoch Securities, Inc., a Delaware company located at 132 Turnpike Road, Southborough, MA 01772 (“Epoch” or “Underwriter”), became principal underwriter for the Policy. Epoch is a corporation organized and existing under the laws of the state of Delaware, and is a wholly-owned subsidiary of the Global Atlantic Financial Group.  Epoch is a registered broker-dealer with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”). The Company has effectively ceased issuing new contracts except in connection with certain pre-existing contractual plans and programs. The Company has effectively ceased issuing new Policies except in connection with certain pre-existing contractual plans and programs.

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If you should have any questions, please call 1-800-533-7881 for assistance.  This Supplement should be retained with your Policy’s Prospectus for future reference.

Vari-Exceptional Life ‘93